SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2010
THE TIMKEN COMPANY

(Exact Name of Registrant as Specified in its Charter)
Ohio

(State or Other Jurisdiction of Incorporation)

1-1169	34-0577130

(Commission File Number)	(I.R.S. Employer Identification No.)

1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798

(Address of Principal Executive Offices) (Zip Code)
(330) 438-3000

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The Senior Executive Management Performance Plan (the “SEMPP”), as amended and restated, was approved by the shareholders of The Timken Company (the “Company”) and became effective on May 11, 2010 at its annual meeting of shareholders. The SEMPP provides annual cash incentive compensation to the Company’s Chief Executive Officer and other designated executive officers of the Company under a plan that will meet the requirements of Section 162(m) of the Internal Revenue Code. The SEMPP is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
     At the 2010 Annual Meeting of Shareholders of The Timken Company held on May 11, 2010:
The shareholders of the Company elected the four Directors set forth below in Class I to serve for a term of three years expiring at the Annual Meeting in 2013 (or until their respective successors are elected and qualified).

NOMINEES	FOR	WITHHOLD	BROKER NON-VOTES
James W. Griffith	73,484,792	9,327,626	6,065,406

John A. Luke, Jr.	49,815,611	32,996,807	6,065,406

Frank C. Sullivan	68,958,382	13,854,036	6,065,406

Ward J. Timken	73,317,386	9,495,032	6,065,406
The shareholders of the Company ratified the selection of Ernst & Young LLP as its independent auditor for the year ending December 31, 2010.

FOR	AGAINST	ABSTAIN

85,836,943	2,837,642	203,239
The shareholders of the Company approved The Timken Company Senior Executive Management Performance Plan, as amended and restated as of February 8, 2010.

FOR	AGAINST	ABSTAIN

82,515,065	5,456,899	905,860

The shareholders of the Company approved amending the Company’s Amended Regulations to declassify the Board of Directors.

FOR	AGAINST	ABSTAIN

86,875,425	1,150,763	851,636
The shareholders of the Company approved amending the Company’s Amended Regulations to authorize the Board of Directors to amend the Amended Regulations to the extent permitted by Ohio law.

FOR	AGAINST	ABSTAIN

75,494,374	12,594,073	789,377
Item 9.01 Financial Statements and Exhibits
     Exhibits.
10.1	The Timken Company Senior Executive Management Performance Plan, as amended and restated, as adopted by the Shareholders at the Annual Meeting held on May 11, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY
By:	/s/ William R. Burkhart
William R. Burkhart
Senior Vice President and General Counsel

Date: May 12, 2010

EXHIBIT INDEX

Exhibit
Number	Description of Document

10.1	The Timken Company Senior Executive Management Performance Plan, as amended and restated, as adopted by the Shareholders at the Annual Meeting held on May 11, 2010.